UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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THE TAIWAN FUND, INC.

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THE TAIWAN FUND, INC.

c/o State Street Bank and Trust Company,
P.O. Box 5049, 2 Avenue de Lafayette,
Boston, Massachusetts 02206-5049
For questions about the Proxy Statement, please call (877) 864-5056

March 11, 2011

Dear Stockholder:

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) to be held on Monday, April 25, 2011.

The matters on which you, as a stockholder of the Fund, are being asked to vote are: (1) the election of the Fund’s directors; and (2) the approval of an amendment to the Fund’s investment limitations to permit the Fund to engage in securities lending.

After reviewing each matter carefully, the Board of Directors recommends that you vote FOR each of the proposals.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL AND CAST YOUR VOTE BY TELEPHONE, BY INTERNET OR BY USING THE ENCLOSED FORM OF PROXY CARD. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE THE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Sincerely,

Harvey Chang
Chairman

Notice of the Annual Meeting of Stockholders
PROXY STATEMENT
IMPORTANT INFORMATION
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- APPROVAL OF AN AMENDMENT TO THE FUND’S INVESTMENT LIMITATIONS TO PERMIT THE FUND TO ENGAGE IN SECURITIES LENDING
GENERAL INFORMATION

THE TAIWAN FUND, INC.

Notice of the Annual Meeting of Stockholders
April 25, 2011

To the Stockholders of The Taiwan Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Monday, April 25, 2011 at 10:30 a.m., local time, for the following purposes:

(1) To elect six directors to serve for the ensuing year.

(2) To approve an amendment to the Fund’s investment limitations to permit the Fund to engage in securities lending.

(3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 4, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy and returning it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON APRIL 25, 2011: This Notice and the Proxy Statement are available on the Internet at www.edocumentview.com/TWN.

By order of the Board of Directors

Tracie A. Coop
Secretary

March 11, 2011

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Taiwan Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Monday, April 25, 2011 at 10:30 a.m., local time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about March 11, 2011. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by telephone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of directors and for the amendment to the Fund’s investment limitations to permit the Fund to engage in securities lending, as described in this Proxy Statement.

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposals 1 and 2 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1 and will have the effect of a vote to disapprove Proposal 2.

The Board of Directors has fixed the close of business on March 4, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 18,575,214 shares of common stock.

Management of the Fund knows of no business other than those mentioned in Proposals 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2010 to any stockholder requesting such report. Requests for the annual report should be made in writing to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049, Attention: William C. Cox, or by accessing the Fund’s website at www.thetaiwanfund.com or by calling (877) 864-5056.

IMPORTANT INFORMATION

This Proxy Statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (877) 864-5056 or by accessing www.edocumentview.com/TWN. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. To obtain directions to the Meeting, go to: www.cliffordchance.com, click on About Us and select Find People & Offices. Next, select New York from the drop down menu for office. Click on View Office Details. Finally, click on View Map to see a map of the location. You may also obtain directions by calling 1-212-878-8000.

PROPOSAL 1 — ELECTION OF DIRECTORS

Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the six nominees listed below as directors of the Fund to serve for the next year, or until their successors are elected and qualified. Each of the nominees for director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a director, but if that should occur before the Annual Meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend. None of the directors is an “interested person” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”)).

Information Concerning Nominees

The following table sets forth certain information concerning each of the nominees as a director, each of whom is currently serving as a director of the Fund. There is one Portfolio in the “Fund Complex” overseen by the Directors. The “Fund Complex” is the Fund and other funds advised by the Adviser or its affiliates.

			Principal
			Occupation(s)	Other
	Position(s)		or Employment	Directorships
	Held with	Director	During Past Five	in Publicly-Held
Name, Address, and Age	Fund	Since	Years	Companies or Funds

Independent Current Directors
M. Christopher Canavan, Jr. (71) 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-2010).	Director and Chairman of the Board, Bruker Corp. (2001-2007).
Harvey Chang (59) 21/F, No. 172-1, Section 2, Ji-Lung Road Taipei, Taiwan, ROC 106	Chairman of the Board (since July 2005) and Director	2005	Vice Chairman, Taiwan Fixed Network Ltd. (December 2010 — present); President and Chief Executive Officer, Taiwan Mobile Company Limited (September 2003-December 2010).	Director, CX Technology Corp.; Director, Lite-On Technology Corp.; Director, Taiwan Mobile Co. Ltd. (2006-2010)
Michael F. Holland (66) 375 Park Avenue, New York, New York 10152	Director	2007	Chairman, Holland & Company LLC (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc. and Reaves Utility Income Fund; Trustee, State Street Master Funds and State Street Institutional Investment Trust; Blackstone GSO Floating Rate Fund, Inc.

			Principal
			Occupation(s)	Other
	Position(s)		or Employment	Directorships
	Held with	Director	During Past Five	in Publicly-Held
Name, Address, and Age	Fund	Since	Years	Companies or Funds

Anthony Kai Yiu Lo (62) 2/F, Hong Villa 12 Bowen Street, Hong Kong	Director	2003	Chairman, Shanghai-Century Capital Ltd. (January 2009-present); Chairman and Co-CEO, Shanghai Century Acquisition Inc. (January 2006-March 2009); Director, Prime Credit Ltd. /Advantage Ltd. (2004-January 2006); Founder and Managing Director, Prime Credit Ltd. (2001-January 2006).	Independent Non-Executive Director and Chairman of the Audit Committee, Mecox Lane Limited (October 2010-present); Director, Bosera China Fund plc (October 2010-present).
Joe O. Rogers, Ph.D. (62) 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	President, Rogers International LLC (investment consultation)(July 2001-present); Visiting Professor Fudan University School of Management (August 2010 — present).	Director and Member of the Audit Committee, The China Fund, Inc.
Bing Shen (61) 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Independent Consultant (2005-present); President CDIB & Partners Investment Holding Corporation (May 2004-August 2005).	Supervisor and Chairman of the Audit Committee, CTCI Corporation; Director, Delta Networks, Inc., Independent Director, Far Eastern International Bank.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is composed of six Independent Directors and one of the Independent Directors serves as Chairman of the Board. Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the extensive experience of each Director with the Fund and the nature of the Fund.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and, with respect to the Independent Directors, a demonstrated willingness to take an independent and questioning view of management. As a result of his substantial prior service as a Director of the Fund and, in several cases, as a director of other investment companies, each Director currently also has considerable familiarity with the Fund, the Adviser and the Administrator, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company directors. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this proxy statement, that each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out of the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

M. Christopher Canavan, Jr.  Mr. Canavan is currently the Chairman of the Audit Committee and has served as a Director of the Fund since 2003. He has provided financial accounting, auditing and consulting services for over 40 years. Mr. Canavan’s experience includes over 27 years of service as a partner in PricewaterhouseCoopers, LLP and its predecessor firms, and over 10 years of service as an independent consultant providing financial consulting services.

Harvey Chang.  Mr. Chang is currently the Chairman of the Board and has served as a Director of the Fund since 2005. He had over 20 years of experience in Taiwan’s financial service industry before changing his career path to the high tech industry. Positions held in the past 15 years include President and CEO of Taiwan Mobile, Senior Vice President and CFO of TSMC, and the Chairman of Board of China Securities Investment Trust Corporation. Mr. Chang also serves on the board of other companies publicly listed in Taiwan.

Michael F. Holland.  Mr. Holland has served as a Director of the Fund since 2007. He has worked in the investment management industry for over 40 years. Mr. Holland’s experience includes service as the Chairman of Holland & Company (an investment management company), which he founded in 1995, and as the chief executive officer, chairman or vice chairman of other major U.S. asset management firms including Salomon Brothers Asset Management, First Boston Asset Management and Oppenheimer & Co., Inc. He is a regular guest on several financial television programs and is regularly quoted in leading financial publications. Mr. Holland also serves on the boards of other charitable and listed companies.

Anthony Kai Yiu Lo.  Mr. Lo has served as a Director of the Fund since 2003. He has worked in the investment management and investment banking industry for over 30 years. Mr. Lo’s experience includes service as the founding Chairman and Co-CEO of Shanghai Century Acquisition Corporations, which was listed on the American Stock Exchange. His experience also includes his role as founder of Advantage Limited and Suez Asia Capital Management Co. Ltd. and his service as a managing director of ABN Amro Asia Ltd., HG Asia Ltd. and Schroders Asia Ltd. Mr. Lo also serves on the boards and audit committees of other companies publicly listed in Hong Kong and on the NASDAQ.

Joe O. Rogers.  Mr. Rogers has served as a Director of the Fund since the Fund’s inception in 1986. He has provided business and investment consulting services for over 30 years. Mr. Roger’s experience includes service as the president, vice president or partner in business and investment consulting firms including Rogers International LLC, PHH Asia Corporation and PHH Fantus Consulting. He served as the U.S. Ambassador to the Asian Development Bank under President Ronald Regan. Mr. Rogers also served the U.S. House of Representatives in various capacities including Executive Director and International Relations Counselor of the Republican Conference and served as the chief economist and budget advisor to Senator William Armstrong. He has also lectured on economics and finance at various U.S. based and internationally based universities and is currently Visiting Professor of Finance at Fudan University in Shanghai. Mr. Rogers also serves on the boards of other listed companies.

Bing Shen.  Mr. Shen has served as a Director of the Fund since 2007. He has worked in financial services, including investment management, since 1973. Mr. Shen’s experience includes his service as Supervisor and Chairman of the Audit Committee of CTCI Corporation, an engineering and construction company listed on the Taiwan Stock Exchange, and a Special Observer of the Oversight Committee of DynaFund, a venture capital fund. His experience also includes his service at the World Bank, International Finance Corporation, and executive positions at Morgan Stanley Group, China Development Industrial Bank and CBID & Partners Investment Holding Corporation. He also serves on the boards of other listed and private companies.

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock Exchange, Inc. (“NYSE”) listing standards, as may be modified or supplemented) and not interested persons of the Fund and its actions are governed by the Fund’s Audit Committee Charter, which is posted on the Fund’s website (www.thetaiwanfund.com). The current members of the Audit Committee are Messrs. Canavan, Holland, Lo, Rogers and Shen. The Audit Committee convened four times during the fiscal year ended August 31, 2010.

The Fund’s Board of Directors has determined that the Fund has at least one audit committee financial expert. Mr. M. Christopher Canavan, Jr., an independent director, is the Audit Committee’s financial expert.

The Fund’s Board of Directors has a Nominating Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Fund’s Nominating Committee is composed of directors who are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and its actions are governed by the Fund’s Nominating Committee Charter, which is posted on the Fund’s website (www.thetaiwanfund.com). Currently, the Nominating Committee does not consider nominees recommended by the stockholders. The Nominating and Compensation Committee believes that it is not necessary to have such a policy because the Board has had no difficulty identifying qualified candidates to serve as directors. The Nominating Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s Adviser and other principal service providers. The Nominating Committee does not have specific minimum qualifications that must be met by candidates recommended by the Nominating Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the New York Stock Exchange and the Securities and Exchange Commission to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The current members of the Nominating Committee are Messrs. Canavan, Chang and Lo. The Nominating Committee convened twice during the fiscal year ended August 31, 2010.

The Fund’s Board of Directors has a Fair Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund’s assets are valued appropriately, objectively and timely, reflecting current market conditions. The Fund’s Fair Valuation Committee is composed of directors who are not interested persons of the Fund as well as certain employees of the Fund’s Adviser, Martin Currie Inc. The current Directors who are members of the Fair Valuation

Committee are Messrs. Holland, Lo and Rogers. The Fair Valuation Committee met once during the fiscal year ended August 31, 2010.

The Fund’s Board of Directors has an Investment Management Oversight Committee which is responsible for overseeing and evaluating the nature and quality of the investment services provided to the Fund by the Adviser in order to assist the Board in overseeing the investment services being provided to the Fund by the Adviser. The current members of the Investment Management Oversight Committee are Messrs. Chang and Shen. The Investment Management Oversight Committee convened three times during the fiscal year ended August 31, 2010.

The Fund’s Board of Directors has a Share Repurchase Program Committee which is responsible for overseeing and evaluating the Fund’s program to repurchase its shares on the market. The current members of the Share Repurchase Program Committee are Messrs. Rogers, Holland and Shen. The Share Repurchase Program Committee convened did not meet during the fiscal year ended August 31, 2010.

The Board of Directors of the Fund held four regular meetings and one special meeting during the fiscal year ended August 31, 2010. For the fiscal year ended August 31, 2010, each Director attended at least seventy-five percent of the aggregate number of meetings held during the fiscal year of the Board and of any committee on which he or she served.

For annual or special stockholder meetings, directors may but are not required to attend the meetings; and for the Fund’s last annual stockholder meeting, all of the Directors attended the meeting.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, is performed by third party service providers, such as the Adviser and Administrator. The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Fund’s Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement, the Board meets with the

Adviser to review the services provided. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by the current directors, each of whom is a nominee for election as director, as of February 25, 2011.

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen or
to be Overseen by
Director or Nominee in
	Dollar Range of Equity	Family of Investment
Name of Director or Nominee	Securities in the Fund	Companies†

Current Directors/Nominees
M. Christopher Canavan, Jr.	$1-$10,000	$1-$10,000
Harvey Chang	None	None
Michael F. Holland	$10,001-$50,000	$10,001-$50,000
Anthony Kai Yiu Lo	None	None
Joe O. Rogers	$50,001-$100,000	$50,001-$100,000
Bing Shen	None	None

†	The term “Family of Investment Companies” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only investment company in the Family of Investment Companies.

No director or nominee for election as director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser or the Proposed Advisor, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Proposed Adviser.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser was $450,015 during the fiscal year ended August 31, 2010. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of $20,000 plus $2,500 for each directors’ meeting and committee meeting attended in person, and $2,500 for each meeting attended by telephone.

The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2010, as well as the total compensation earned by each director from the Fund Complex.

		Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	From Fund and Fund
	Compensation	As Part of Fund	Benefits Upon	Complex Paid to
Name of Person	From Fund(1)	Expenses	Retirement	Directors(2)

M. Christopher Canavan, Jr.	$45,000	—	—	$45,000
Harvey Chang	$37,500	—	—	$37,500
Michael F. Holland	$47,500	—	—	$47,500
Benny T. Hu(3)	$26,750	—	—	$26,750
Christina Liu(4)	$32,500	—	—	$32,500
Anthony Kai Yiu Lo	$50,000	—	—	$50,000
Joe O. Rogers	$45,000	—	—	$45,000
Bing Shen	$45,000	—	—	$45,000

(1)	Includes all compensation paid to directors by the Fund. The Fund’s directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2)	There is one fund in the Fund Complex.

(3)	Mr. Hu resigned as a director as of February 23, 2010.

(4)	Ms. Liu resigned as a director as of June 24, 2010.

Required Vote

The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld will have no effect on the outcome of the elections.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE SIX NOMINEES FOR DIRECTORS.

PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO THE FUND’S INVESTMENT
LIMITATIONS TO PERMIT THE FUND TO ENGAGE IN SECURITIES LENDING

At a meeting of the Fund’s Board of Directors held on January 19, 2011, the Directors unanimously voted to approve, and to recommend that stockholders of the Fund approve amendment to the Fund’s investment limitations to permit the Fund to engage in securities lending. The Fund’s current investment limitations prevent the Fund from engaging in securities lending. The Fund’s investment limitations are fundamental policies of the Fund and may not be changed without stockholder approval. In addition, the Fund’s investment limitations are set forth in the By-Laws of the Fund (the “By-Laws”). Accordingly, an amendment to the Fund’s investment limitations necessitates an amendment to that document as well and, if adopted, this Proposal (2) will authorize an identical amendment to the investment limitations set forth in the By-Laws. It is not anticipated that the approval of the Proposed Change will result in a material modification of the Fund’s investment strategies other than permitting the Fund to engage in securities lending.

The text (as stated in the Fund’s Statement of Additional Information and the By-Laws) of the Fund’s investment limitation limiting its ability to engage in securities lending is set forth below. It is proposed that such text of the Fund’s Statement of Additional Information and By-Laws be amended as set forth below to permit the Fund to engage in securities lending.

Current Investment Limitation	Proposed Investment Limitation

The Fund will not make loans, including loans of cash or portfolio securities, to any person; for purposes of this investment restriction, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	The Fund will not make loans to other persons except that the Fund may lend portfolio securities in an amount not exceeding 33 1/3% of the Fund’s net assets; for purposes of this investment restriction, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Risks of Lending Portfolio Securities

By lending its portfolio securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities in the form of substitute payments, by investing any cash collateral in short-term instruments or by obtaining a fee paid by the borrower when securities are used as collateral. The Fund observes the following guidelines whenever it lends its securities: (1) the Fund must initially receive at least 102% cash collateral or equivalent securities from the borrower for U.S. securities and 105% cash collateral or equivalent securities from the borrower for foreign securities; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the value of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable compensation on the loan, as well as substitute payments for any dividends, interest or other distributions on the loaned securities; (5) the Fund may pay only reasonable lending agent and custodian fees in connection with the loan; and (6) the Fund does not have the right to vote securities while they are being lent; however, the Fund may attempt to call back the loan for material events and vote the proxy if time permits.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement security by the time the replacement investment is purchased. Loans will be made only to parties deemed by the securities lending agent to have the ability to perform as a borrower and when, in the

Adviser’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. Cash collateral may be invested in unaffiliated money market funds. The investment of cash collateral subjects that investment, as well as the securities loaned, to the risk of market depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral.

Required Vote

Approval of an amendment to the Fund’s investment limitations to permit the Fund to engage in securities lending will require the affirmative vote of a majority of the Fund’s outstanding shares of common stock. As defined in the 1940 Act, a “majority of outstanding shares” means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment. The Fund will continue under its current investment limitations if this proposal is not approved by the stockholders.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE FUND’S INVESTMENT LIMITATIONS TO PERMIT THE FUND TO ENGAGE IN SECURITIES LENDING.

GENERAL INFORMATION

Officers of the Fund

The following table provides information concerning the officers of the Fund.

			Principal
	Position(s)		Occupation(s)
	Held with	Officer	or Employment
Name, Address, and Age	Fund	Since	During Past Five Years

*Jamie Skinner (50) Martin Currie Investment Management Limited Saltire Court 20 Castle Terrace Edinburgh, EH12ES Scotland	President	2010	Director, Head of Client Services, Martin Currie Investment Management Limited (October 2004-present); President, The China Fund, Inc. (2009-present); President, Martin Currie Business Trust (2010-present).
*Chris Ruffle (52) Martin Currie Investment Management Limited 20 Castle Terrace Edinburgh, EH12ES Scotland	Vice President	2010	Director, MC China Limited (2006-present); Director, Heartland Capital Management Limited, (2006-present); Director, Martin Currie Investment Management Limited (1995-2006); Vice President, The China Fund, Inc. (2008-present).

			Principal
	Position(s)		Occupation(s)
	Held with	Officer	or Employment
Name, Address, and Age	Fund	Since	During Past Five Years

Richard F. Cook, Jr. (60) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2007	Employee of Foreside Fund Services, LLC (November 2005-January 2006); Director of Foreside Compliance Services, LLC (January 2006-present); Chief Compliance Officer, Guinness Atkinson Funds (November 2005-present); Chief Compliance Officer, Nomura Partners Funds, Inc. (April 2007-present); Managing Member of Northlake, LLC (2002-present).
Tracie A. Coop (34) 4 Copley Place, 5th Floor Boston, MA 02116	Secretary	2010	Vice President and Senior Counsel, State Street Bank and Trust Company (2007-present); Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006-2007); Associate Counsel, Natixis Asset Management Advisors, L.P. (2005-2006).
Cynthia Morse-Griffin (35) Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	2010	Fund Principal Financial Officer, Foreside Management Services, LLC (2008-present); Assistant Vice President, Citigroup Fund Services, LLC (2001-2008).
William C. Cox (44) 4 Copley Place, 5th Floor, Boston, MA 02116	Assistant Treasurer	2009	Vice President and Senior Director, State Street Bank and Trust Company (1997-present).

*	Officer is considered to be an “interested person” (as defined in the 1940 Act) of the Fund or of the Adviser.

Fund Administration

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2010 with management, the Adviser and Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm (“Tait Weller”), and has discussed with Tait Weller the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications with Those Charged with Governance, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and letter from Tait Weller required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 (Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2010 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

M. Christopher Canavan, Jr., Chairman of the Audit Committee
Joe O. Rogers, Member of the Audit Committee
Anthony Kai Yiu Lo, Member of the Audit Committee
Michael F. Holland, Member of the Audit Committee
Bing Shen, Member of the Audit Committee

Independent Registered Public Accounting Firm

Tait Weller serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of Tait Weller are expected to be available via telephone at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

Audit Fees.  For the fiscal years ended August 31, 2010 and August 31, 2009, Tait Weller billed the Fund aggregate fees of US$57,700 and US$57,700, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

Audit-Related Fees.  For the fiscal years ended August 31, 2010 and August 31, 2009, Tait Weller billed the Fund aggregate fees of US$6,800 and US$6,800, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the Fund’s audit committee.

Tax Fees.  For the fiscal years ended August 31, 2010 and August 31, 2009, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

All Other Fees.  For the fiscal years ended August 31, 2009 and August 31, 2008, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2010 and August 31, 2009 were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2010 and August 31, 2009, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

Tait Weller did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2010 and August 31, 2009.

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of March 4, 2011.

	Name and Address of	Amount and Nature of	Percent
Title Of Class	Beneficial Owner	Beneficial Ownership	of Class

Common Stock	CEDE & CO FAST P.O. Box 20 New York, New York 10004-9998	18,536,257	99.79%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such are Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

	Name and Address of	Amount and Nature of	Percent
Title Of Class	Beneficial Owner	Beneficial Ownership	of Class

Common Stock	City of London 77 Gracechurch Street, London EC3V OAS England	Has sole power to vote and dispose of 6,217,116 shares	33.40%
Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	Has sole power to vote and dispose of 6,942,008 shares.	21.23%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Fund’s officers and directors, and beneficial owners of more than 10% of any class of equity security registered pursuant to Section 12 of the Exchange Act, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements with one exception.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Adviser. The Fund has retained The Altman Group to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $40,000, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposals set forth in the Notice of this Meeting are not received by April 25, 2011, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

Stockholder Proposals

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2012 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049) not later than November 12, 2011. Any stockholder who desires to bring a proposal at the Fund’s 2011 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049), not before January 26, 2012 and not later than February 25, 2012.

By order of the Board of Directors,

Tracie A. Coop
Secretary

c/o State Street Bank and Trust Company
P.O. Box 5049
2 Avenue de Lafayette,
Boston, Massachusetts 02206-5049

March 11, 2011

THE TAIWAN FUND, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
1:00 a.m., Central Time, on April 25, 2011.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/TWN • Follow the steps outlined on the secured website.

Vote by telephone
   •   Call toll free 1-800-652-VOTE (8683) within the USA,
   US territories & Canada any time on a touch tone
   telephone. There is NO CHARGE to you for the call.
   •   Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

	01 - Harvey Chang*	☐	☐	02 - Michael F. Holland*	☐	☐	03 - Joe O. Rogers*	☐	☐

	04 - Bing Shen*	☐	☐	05 - M. Christopher Canavan, Jr.*	☐	☐	06 - Anthony Kai Yiu Lo*	☐	☐

*Each to serve as directors of the Taiwan Fund, Inc. for the next year or until their successors are elected and qualified.

		For	Against	Abstain

2.	The approval of an amendment to the Fund’s investment limitations to permit the Fund to engage in securities lending.	☐	☐	☐

B Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

+

▼IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — THE TAIWAN FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – APRIL 25, 2011
The undersigned hereby appoints Joe O. Rogers, William Cox and Tracie A. Coop, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Monday, April 25, 2011 at 10:30 a.m., local time, and at any adjournments thereof, unless otherwise specified in the boxes provided on the reverse side hereof, for the election of the directors named on the reverse side, for the the approval of an amendment to the Fund's investment limitations to permit the Fund to engage in securities lending and, in their discretion, on any other business which may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated March 11, 2011.
PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.